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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 1, 2000.


                             SierraCities.com Inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-22525                76-0438432
(State or other jurisdiction of     (Commission File          (IRS Employer
         Incorporation)                  Number)           Identification No.)

                            Chase Tower, Suite 7050
                               600 Travis Street
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 221-8822


                          First Sierra Financial, Inc.
         (Former name or former address, if changes since last report)

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ITEM 5.  OTHER INFORMATION

         On January 26, 2000, First Sierra Financial, Inc. (the "Company") filed a Certificate of Ownership and Merger to change its corporate name to "SierraCities.com Inc." effective February 1, 2000. The name change was effected by the merger of a wholly-owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation of the Merger. The only effect of the Merger was to change the corporate name of the Company from "First Sierra Financial, Inc." to "SierraCities.com Inc."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SierraCities.com Inc.



                                        By: /s/ SANDY B. HO
                                           -----------------------------------
                                        Name:  Sandy B. Ho
                                        Title: Executive Vice President and
                                                 Chief Financial Officer



Dated: February 1, 2000